SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):      April 12, 2004

Travelzoo Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

590 Madison Avenue, 21st Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:
(212) 521-4200

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated April 12, 2004.

Item 12.      Results of Operations and Financial Condition.

                 Reference is made to the press release of Registrant issued on April 12, 2004, regarding first quarter 2004 financial results, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)
Date: April 12, 2004	By:	/s/ Ralph Bartel
Ralph Bartel Chairman of the Board and Chief Executive Officer